FFOG-P1 06/26

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED JUNE 1, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2025 OF

FRANKLIN FOCUSED GROWTH ETF (THE “FUND”)

All changes described below are effective June 30, 2026.

1.

The name of the Fund will change from “Franklin Focused Growth ETF” to “Franklin Focused Dynamic Growth ETF.” Therefore, effective on June 30, 2026, all references to the Fund’s name in the Fund’s Summary Prospectus, Prospectus and SAI are changed to “Franklin Focused Dynamic Growth ETF.”

2.	The following replaces the “Annual Fund Operating Expenses” table and “Example” in the section titled “Fund Summary– Fees and Expenses of the Fund” in the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.41%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[2]	0.41%

1.

Management fees have been restated to reflect the reduced management fee effective June 30, 2026. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2.	Total annual Fund operating expenses have been restated to reflect current management fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Focused Dynamic Growth ETF	$42	$132	$230	$517

3.

The second sentence in the first paragraph in the sections titled “Principal Investment Strategies” and “Principal Investment Policies and Practices” in the Fund’s Prospectus is replaced with the following:

In selecting securities, the investment manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company’s strategic positioning within its industry and in the dynamically changing global economy.

4.	The following is added as the sixth paragraph in the section titled “Management” in the Fund’s Prospectus:

Effective June 30, 2026, the fee is equal to the annual rate of 0.41% of the average daily net assets of the Fund. Prior to June 30, 2026, the Fund paid a fee equal to the annual rate of 0.55% of the average daily net assets of the Fund.

5.	The following replaces the third paragraph in the section titled “Management and Other Services- Management fees” in the Fund’s SAI:

Effective June 30, 2026, the fee is equal to the annual rate of 0.41% of the average daily net assets of the Fund. Prior to June 30, 2026, the Fund paid a fee equal to the annual rate of 0.55% of the average daily net assets of the Fund.

Please retain this supplement for future reference.

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